Altra Industrial Motion

Power Transmission and Motion Control Products

Altra® Industrial Motion

The Power of Experience

Fourth-Quarter
Fourth-Quarter
2012 Results
2012 Results
February 14, 2013
10:00 AM ET
Dial In Number
877-407-8293 Domestic
201-689-8349 International
Webcast at www.altramotion.com
Replay Number
Through February 21, 2013
877-660-6853 Domestic
201-612-7415 International
Conference ID: # 408780
Webcast Replay at
www.altramotion.com
Exhibit 99.2

Safe Harbor Statement

Cautionary Statement Regarding Forward Looking Statements
All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private
Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects,"
"potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be,"
and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, cost savings, productivity, and efficiency initiatives, product development programs, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy, acquisition strategy, and liquidity, including without limitation our 2013 guidance projections, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to market expectations, plans to enhance bottom line performance due to a number of strategic actions, the contribution of new products and programs to Altra’s performance in the coming year, the Company’s acquisition strategy, its guidance for full year 2013 and expectations for the first quarter of 2013.
In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets,
(23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition and integration and other acquisitions, (25) risks associated with the Company's planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law,
Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise

Fourth Quarter 2012 Highlights
• Achieved record sales of $732.0 million for the year, generating 8.5% growth
• Non-GAAP earnings per share of $1.52 for the year was the highest ever recorded by the Company
• 2012 Gross profit improved 80 basis points to 29.9%
• 4
th
Quarter revenues were up 3.2% to $177.2 million
• 4
th
Quarter Non-GAAP earnings per share at $0.36, a 50% increase from Q4 2011
• Executed European restructuring plan, with expected annual savings of $3.5 to
$4.0 million
• Lamiflex integration continues to be on plan
• New China facility construction completed

End Market Review
• Distribution sales were down year-over-year due to higher prior year comparable
• Turf and Garden sales were at record levels due to share gains and strong end markets
• New product development led to strong top-line growth in Ag
• Materials handling market saw a modest rebound in Q4, especially the elevator market
• Growth in the energy market is moderating
• Aerospace and defense were strong, driven by commercial aircraft and helicopter applications

Fourth-Quarter 2012 Financial Highlights
QTD QTD
Q4 2012 Q4 2011 $ Change % Change
Net Sales $177.2 $171.7 $5.5 3.2%
Gross Profit $53.9 $47.1 $6.8 14.4%
% of Revenues 30.4% 27.5%
SG&A $32.4 $29.4 $3.0 10.2%
% of Revenues 18.3% 17.1%
Income from operations $15.6 $14.7 $0.9 6.1%
% of Revenues 8.8% 8.6%
Net Income ($5.4) $5.9 ($11.3) -191.5%
% of Revenues -3.0% 3.4%
Earnings Per Share:
  Diluted ($0.20) $0.22 ($0.42) -190.9%
Weighted Average Common
Shares Outstanding:
  Diluted 26,708 26,621 87 0.3%
($ millions)

Fourth-Quarter 2012
Non-GAAP Measures
Non-GAAP Net Income
(amounts in millions)
Q4 2012 Q4 2011
Reported Net Income (Loss) ($5.4) $5.9
Restructuring costs 3.2                -
Acquisition related expenses 0.1                0.3
Premium and deferred financing expense and
original issue discount eliminated on the
redeemed debt 17.5              0.2
Tax impact of above adjustments (5.9)               (1) (0.2)            (2)
Non-GAAP net income $9.5 $6.3
Non-GAAP diluted earnings per share $0.36 $0.24
(1) tax impact is calculated by multiplying the estimated effective tax rate, 28.4% by the above items
(2) tax impact is calculated by multiplying the estimated effective tax rate, 32.0% by the above items
Non-GAAP Operating Income
(amount in millions)
Q4 2012 Q4 2011
Reported Income from Operations $15.6 $14.7
Restructuring costs 3.2                -
Acquisition related expenses 0.1                0.3
Non-GAAP income from operations $18.9 $15.0

Q4 2012 Q4 2011
Net cash provided by operating
activities
$5.6 $17.8
(6.1) (8.4)
Free cash flow (0.5) 9.4
Refinancing Premium 10.8
-
10.3 9.4
Purchase of property, plant and
equipment
Free cash flow less refinancing
premium

Balance Sheet Highlights
Balance Sheet Highlights
(amounts in millions)
Q4 2012 Q4 2011
Cash $85.2 $92.5
Debt:
   Convertible Senior Notes
85.0
85.0
   Revolving Credit Agreement
79.3
-
   Term Notes
100.0
-
   8.125% Senior Notes
-
198.0
   Capitalized Leases and other
1.7
0.4
   IRB's
-
3.0
   Mortgages
1.0
1.8
Total Debt $267.0 $288.2
Total Debt less Cash $181.8 43.9% $195.7 48.4%
Shareholders' Equity $232.0 56.1% $208.4 51.6%

Fourth-Quarter 2012
Working Capital
Balance Sheet
(amounts in millions)
Operating Working Capital:
Q4 2012 Q3 2012 Q2 2012 Q1 2012 Q4 2011
Accounts Receivable 92.9 $         94.5 $         101.8 $      110.5 $      91.9 $
Inventories 123.8          124.3          121.0          127.1          126.0
Accounts Payable (43.0)           (41.5)           (43.2)           (47.3)           (52.8)
Operating Working Capital 173.7 $      177.3 $      179.6 $      190.3 $      165.1 $

2013 Outlook
• $740 - $750 Million in sales
• $1.75 - $1.85 Non-GAAP diluted earnings per share *
• $22 - $25 Million in capital expenditures
• $29 - $31 Million in depreciation and amortization
• Tax rate approximately 32% - 34% before discrete items
• Free cash flow of approximately $50 million *

Summary
• Solid quarter to end a record year
• Very excited about initiatives targeting bottom-line growth
• European restructuring and improvements at underperforming businesses will positively effect profitability
• Debt refinancing expected to reduce interest expense $10 - $11 million in
2013
• Accelerating lean and strategic pricing initiatives
• Completion of SAP and our other initiatives will contribute to earnings growth in 2014

Discussion of Non-GAAP Measures

*  As used in this release and the accompanying slides posted on the Company’s website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, discrete tax items, amortization of inventory fair value adjustment, premium paid on the redemption of debt and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted).
Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash provided by operating activities.
Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-
GAAP diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the
Company's financial condition and results of operations.